UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER:     811-21547
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:      Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	James S. Hamman, Jr., Secretary,
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:      (630) 245-7200
DATE OF FISCAL YEAR END:      October 31, 2007
DATE OF REPORTING PERIOD:      November 1, 2006 through April 30, 2007

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to
Rule 30e-1 under the Act (17 CFR 270.30e-1).

CALAMOS®

Investment strategies for
your serious money™

Calamos Global Total Return Fund (CGO)

Semiannual Report April 30, 2007

Managing Your Calamos Funds Investments
Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

Letter to Shareholders	1

Economic and Market Review	3

Investment Team Interview	5

Schedule of Investments	9

Statement of Assets and Liabilities	14

Statement of Operations	15

Statements of Changes In Net Assets	16

Notes to Financial Statements	17

Financial Highlights	23

Report of Independent Registered Public Accounting Firm	24

About Closed-End Funds	25

Leverage	26

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	27

The Calamos Investments Advantage	28

Calamos Closed-End Funds	29
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Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six months ended April 30, 2007. As always, we value the opportunity to communicate with you and encourage you to review these materials with care. You’ll find share price and NAV performance information, commentary about the Fund and markets, portfolio allocations, as well as a complete listing of holdings and financial highlights.
As you’ll learn in this report, the Fund posted a solid gain for the period and continued to provide a stable monthly dividend to shareholders. We believe the Fund’s performance—both during the period and since its inception—speaks to the value of dynamically blending securities from different asset classes to pursue returns and manage risk. I am also pleased to announce that, as a result of the Fund’s strong performance, we raised the monthly distribution by 11 percent during the semiannual period. This marks the second dividend increase during the past 12 months.
This year marks an important milestone for us—30 years of helping investors achieve their long-term goals. When I look back to 1977, in many ways, it was a very different world. Personal computers were years away from being standard office equipment, and we still did calculations with pencils, paper and French curves. The Dow Jones Industrial Average was trading well below the 13,000 close it achieved in April. In fact, it was trading below 1,000! Without the benefit of today’s technologies, we were less connected to other countries and markets.
Although much has changed since 1977, the core values that guided Calamos Investments then continue to inform each decision we make today. We place you, our shareholders, first. We recognize the assets you entrust with us are the result of hard work and carefully thought-out choices. We regard the management of your assets as both a responsibility and an honor—one which we welcome with the utmost dedication.
We continue to believe strongly in the value of teamwork. Each Calamos fund is managed by a team of investment professionals. In our view, teams maximize individual talent and the best ideas emerge from an environment of collaboration. As we have grown, we have continued to strengthen our team by adding new and talented associates. I’m pleased to announce that during these past six months, this growth has continued with the addition of seasoned fixed-income and cash management investment professionals to our ranks.
Thirty years ago, innovative and entrepreneurial spirit served to set us apart. Then, we were using convertible securities—which were little understood—to maximize return potential while managing risk. Throughout our history, we have continually challenged ourselves to understand and maximize the potential of the evolving marketplace—indeed, the world. We believe that globalization has given rise to truly exciting opportunities for growth and progress, and believe that this fund is well positioned to participate in the dynamic global marketplace.

Global Total Return Fund
Letter to Shareholders	SEMIANNUAL REPORT	1

Letter to Shareholders
We view the long-term results we achieve for you as the most important measure of our success. Consistent with this, we seek to invest ahead of events rather than chase performance, and always keep a close eye on understanding and managing risk. As we have for 30 years, we view this focus on risk management—on protecting your principal over the long-term—as a key differentiator of our investment process.
If you have any questions about your portfolio, please contact your financial advisor, or, contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time.
We thank you for your trust and look forward to helping you achieve your financial goals in the years to come.
Sincerely,

John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

Global Total Return Fund
2	SEMIANNUAL REPORT	Letter to Shareholders

Economic and Market Review

For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Individual Investors” button.

Continued global economic growth and corporate profitability helped lead the major markets higher for the six-month period ended April 30, 2007. The period was not without volatility, however, particularly in its final weeks. In late February, Alan Greenspan’s comments about the potential for a recession in the United States roiled markets around the globe. The slide of the sub-prime mortgage market and the deflation of the housing bubble in the United States further unsettled investors.
As the period came to a close, indications of a change in leadership in the equity markets may have begun to emerge. In 2006 and during the first months of 2007, the market rewarded stocks with more cyclical long-term earnings growth prospects, particularly in the United States. After the market correction in February, however, investors began to favor quality companies with stable growth prospects.
The global convertible securities market continued to offer investors compelling opportunities. Issuance was strong in the past six months, particularly in the United States and Asia. Valuations also continued to improve. For the six-month period overall, investors rewarded lower-quality convertible securities most; speculative-grade issues outperformed investment-grade issues. From a sector perspective, cyclical and value-oriented companies outperformed growth sectors. However, as in the equity markets, indications emerged that the tide may be turning away from cyclical and lower-quality issues. After the February market correction, investors began to return their attention to higher-quality, growth-oriented convertibles.
The high-yield market benefited from strong issuance during the period; and defaults have remained near record lows. Unlike the equity markets, the high-yield market climbed at a fairly steady pace, with lower-quality credits outperforming the higher tiers of the high-yield universe for the period. Credit spreads remained narrow, particularly in the CCC segment of the market.
We believe the global economy is sound and a recession is not imminent. In the United States, core inflation is in an acceptable range, despite high energy prices. Under Chairman Bernanke, the Fed has done a good job of managing the economy and has sufficient room to move rates either up or down. On the whole, consumers have access to credit. Productivity and labor trends remain positive. Despite higher prices at the gas pump, consumer trends are strong, with good gains in wage growth supporting consumer spending. Earnings growth seems likely to drop from double-digit levels in 2006, but we believe this is simply a return to more normal levels. Merger-and-acquisition activity and stock buy-backs also further the case that corporate America appears to be on solid ground.
Although the U.S. housing market remains a source of apprehension for many, it is important to remember the strength of the economy is due to its diversification, productivity gains, inflation containment and global reach. For example, since the 1980s, the U.S. economy has experienced rolling recessions in various sectors (including agriculture, commodities, banking, and information technology)—while avoiding a significant overall decline.

Global Total Return Fund
Economic and Market Review	SEMIANNUAL REPORT	3

Economic and Market Review
Outside the United States, economic conditions continue to be positive. So far, the slowdown in U.S. growth has not impacted growth in Europe or Asia. In Europe, business confidence data and employment trends have improved, while continued corporate restructuring should support profitability. Although Japan underperformed other major international markets, longer-term positives include good fourth-quarter GDP growth and encouraging consumer trends. Meanwhile, many emerging economies continued to benefit from a variety of factors, including increasing global commodity prices and substantial outside investment.
History has shown that even during periods of economic slowdown, the markets may offer considerable upside potential. This has held true during the semiannual period. Looking forward, we believe many opportunities exist for long-term investors, across asset classes—and around the globe. With its broad diversification among stocks, corporate bonds and convertibles, Calamos Global Total Return Fund is well positioned, in our view, to pursue income and total return.
This report is presented for informational purposes and should not be considered investment advice.

Global Total Return Fund
4	SEMIANNUAL REPORT	Economic and Market Review

Investment Team Interview
In the following interview, the Calamos Investment Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discuss the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2007.
TOTAL RETURN*
Common Shares – Inception 10/27/05

	6		Since
	Months	1 Year	Inception**
On Share Price	16.38%	30.24%	17.91%
On NAV	13.86	16.37	23.29

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Annualized since inception.
Q. Before you discuss the performance of the Fund, can you provide an overview of its strategy?
A. The Fund offers investors a defensive approach to global equity participation as well as an attractive monthly distribution. In pursuit of capital gains and income, the Fund opportunistically combines equities, convertible bonds and higher-yielding corporate securities from around the globe. By dynamically investing across asset classes, the Fund seeks to manage risk and enhance return through full market cycles. In effect, the Fund seeks to participate in long-term upward trends of the global equity markets but with the added benefit—and potential downside protection—of a stable monthly distribution.
Q. How did the Fund perform over the reporting period?
A. Calamos Global Total Return Fund (CGO) posted strong gains over the semiannual period. Its underlying portfolio (as represented by net asset value, or NAV) returned 13.86% for the six-month period. On a market price basis, the Fund returned 16.38%.
We’re very pleased with the Fund’s performance during the period. Although we follow a more defensive approach (by blending asset classes) than a pure-stock fund, the Fund’s return surpassed the very healthy gains of the all-equity MSCI World Index,1 up 12.13%.
DISTRIBUTION HISTORY (LATEST 12 MONTHS)

Date Paid	Per Share
April	$0.0975
March	0.0975
February	0.0875
January	0.0875
December	0.0875
November	0.0875
October	0.0875
September	0.0875
August	0.0875
July	0.0875
June	0.0875
May	0.0750

Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
As the result of this strong performance, the Fund provided shareholders with an increasing monthly distribution. In March, we raised the monthly distribution from $0.0875 to $0.0975—the second increase during the past 12 months.

Global Total Return Fund
Investment Team Interview	SEMIANNUAL REPORT	5

Investment Team Interview
Q. How is the Fund positioned?
A. As of the close of the period, the common stocks represented approximately 54% of total investments, corporate bonds represented approximately 28% and convertible securities represented approximately 17%. Across the portfolio, we’re seeking companies with steady prospects for earnings growth, good cash flow, high return on invested capital, capable management and sound business strategies.
Given our view that the economy has entered a period of mid-cycle slowdown, traditional growth sectors—such as consumer discretionary, financials, information technology and consumer staples—are well represented in the portfolio. The Fund is also selectively invested in the more cyclical areas of the market, where we have found securities which meet our investment criteria.
In this portfolio, we strive to strike an appropriate balance between quality and yield-oriented total return. (Typically, higher-yielding securities offer higher income streams in exchange for their additional credit risk.) Reflecting these considerations, the portfolio is diversified across the credit spectrum, with selective investment in the more speculative tiers of the credit universe. Also, within the Fund’s convertible stake, we are emphasizing issues with a greater degree of equity sensitivity.
QUALITY ALLOCATION

Weighted Average Credit Quality	BB +
AAA	0.0%
AA	5.6
A	4.5
BBB	8.0
BB	21.8
B	34.3
CCC or below	7.9
Not Rated	17.9
Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities and cash.
Q. From a regional perspective, what are the areas of emphasis within the Fund?
A. Our discipline leads us to countries that embrace democracy and economic freedoms. Research has shown that economic freedom and democracy bring improved standards of living. These improvements are catalysts for the creation of wealth.
The portfolio invests the majority of its assets in developed markets broadly diversified across North America, Europe and Asia, with the United States being the largest overall country weighting. The Fund invests selectively in emerging markets as well. Within the emerging markets, our emphasis on economic freedoms leads us to favor emerging Asia. With the exception of Mexico, we remain very cautious regarding much of Latin America, however, given the limited acceptance of free-market principles.
REGIONAL ALLOCATION

United States	42.10%
Europe	28.70
Asia/Pacific	22.40
Latin America/Caribbean	3.70
Middle East/Africa	3.10
Region allocations are based on portfolio holdings.
Q. What factors helped performance?
A. The Fund’s advance was broad based, fuelled by positive returns across all market sectors. Industrials and financials were among the leading contributors. As international markets led for the period, the Fund was well positioned to benefit from its global diversification. From a geographic perspective, the strongest performers were diversified across countries, with all regions contributing to portfolio performance.
On an asset class level, the stock, convertible and corporate bond allocations of the portfolio all contributed positively to performance. Stocks led, followed by convertibles. Within the convertible stake, a bias toward equity sensitive issues proved advantageous as the stock market advanced. Credit selection was good across the portfolio, with gains throughout the investment-grade and lower-rated tiers.
        Global Total Return Fund
6      SEMIANNUAL REPORT      Investment Team Interview

Investment Team Interview
SECTOR ALLOCATION

Consumer Discretionary	24.6%
Financials	17.5
Information Technology	17.0
Consumer Staples	11.5
Health Care	8.4
Energy	5.7
Telecommunication Services	4.8
Materials	4.0
Industrials	3.9
Utilities	3.3
Sector allocations are based on net assets and may vary over time.
Q. What factors hindered performance?
A. Although all sectors in the portfolio contributed positively to performance, they did so in varying degrees. Relative to the other areas of the portfolio, materials and energy contributed less.
During the period, non-investment-grade securities performed most strongly in the broad market. We blend both investment-grade and non-investment-grade securities in the portfolio, consistent with our risk-managed approach. We believe, however, a greater emphasis on quality is more appropriate in a period of mid-cycle slowdown. For us, a higher coupon or income stream cannot make up for a default.
Q. How did your leverage strategy influence performance over the period?
A. Our leverage activities enhanced the returns to the Fund’s common shareholders. Leverage strategies typically involve borrowing at very short-term rates and investing the proceeds at long-term rates of return. As short-term rates rise, the cost of borrowing increases, which may make leverage strategies less profitable.
During the period, short-term and long-term rates generally held steady. However, it is important to note that the Fund is a total-return oriented offering, with investments in a broader pool of securities than funds with a pure income focus. We continued to find attractive opportunities—across asset classes—with returns that more than offset the cost of our borrowing activities. (For more on the Fund’s use of leverage, see the section “Leverage.”)
Q. As of the close of the period, the Fund was trading at a modest discount of 2.11%. In your opinion, how should investors evaluate this discount?
A. This discount has narrowed over the period, declining from 4.23% at the end of October. We believe this speaks to the greater recognition that the Fund is receiving in the market as the result of its global focus, strong performance and steady yield.
The discount may also be influenced by short-term trends. In the first four months of 2007, many new closed-end funds were brought to market, changing the supply/demand trends in the closed-end market. In our view, these short-term factors contributed to the discount. For long-term investors, this discount may be viewed as an opportunity to invest in an established portfolio with demonstrated track record, at a “value” price. We believe that the Fund’s NAV returns and steady distributions—over both the reporting period and longer time periods—speak to the value of the Fund within an overall asset allocation.
COUNTRY ALLOCATION

United States	42.10%
Australia	8.40
Japan	7.80
United Kingdom	7.70
Switzerland	7.40
Mexico	3.30
Greece	3.20
Bermuda	2.90
Finland	2.40
Other Combined	14.80
Country allocation is based on portfolio holdings.
Q. What is your outlook for the Fund?
A. We’re optimistic about the prospects of the Fund. As we noted in the Economic and Market Review, we believe that a great deal of long-term potential exists across asset classes—even during a period of mid-cycle slowdown in the United States. With its dynamic blend of equities, convertible bonds and corporate bonds, the Fund may serve as a compelling portfolio cornerstone.
Global Total Return Fund
Investment Team Interview      SEMIANNUAL REPORT      7

Investment Team Interview
Good corporate profitability and global economic growth—along with merger-and-acquisition activity—are among the factors which should continue to provide support for stocks. Within the equity market, our security selection discipline has led us to issues across market sectors. Broadly speaking, however, we believe that traditional, higher quality companies offer the most compelling prospects.
We believe that the inclusion of convertible securities in the Fund will continue to benefit shareholders. As we noted, convertible securities tend to benefit from rising equity markets and volatility. (Higher volatility increases the value of the bond’s conversion feature.) Although valuations have improved, our research shows that the convertible market still offers attractively valued securities. We remain most interested in convertibles that offer a higher degree of equity sensitivity.
Given that the U.S. economy is slowing, we believe the most speculative high-yield securities merit a highly selective approach. However, the health of the global economy should continue to provide support for financially sound high-yield issuers. Through our rigorous individual security research, we have continued to find compelling high-yield opportunities throughout the credit quality spectrum.
In closing, we remain very excited about the prospects of the global economy. Companies all over the world are contributing to an unprecedented period of progress, innovation and productivity. Through its global approach, we believe the Fund is well positioned to participate in these opportunities.

1 The MSCI World Index (U.S. Dollars) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper Analytical Services.
        Global Total Return Fund
8      SEMIANNUAL REPORT       Investment Team Interview

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (40.5%)
		Consumer Discretionary (18.1%)
$1,000,000		Asbury Automotive Group, Inc.* 7.625%, 03/15/17	$1,010,000
2,250,000		Beazer Homes USA, Inc.<> 8.375%, 04/15/12	2,244,375
2,060,000		DIRECTV Financing Company, Inc.<> 8.375%, 03/15/13	2,183,600
1,000,000		Expedia, Inc. 7.456%, 08/15/18	1,050,551
1,800,000		GameStop Corp. 8.000%, 10/01/12	1,928,250
1,000,000		General Motors Corp.^ 7.200%, 01/15/11	957,500
1,875,000		Goodyear Tire & Rubber Company^ 7.857%, 08/15/11	1,971,094
2,000,000		Hanes Brands, Inc.*^‡ 8.735%, 12/15/14	2,065,000
2,000,000		Idearc, Inc.* 8.000%, 11/15/16	2,095,000
440,000		Jarden Corp. 7.500%, 05/01/17	452,650
2,000,000		Liberty Media Corp.^ 8.250%, 02/01/30	2,014,896
2,000,000		Mandalay Resort Group^ 7.625%, 07/15/13	2,010,000
2,325,000		NCL Holding, ASA<> 10.625%, 07/15/14	2,325,000
2,000,000		Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	1,990,510
1,000,000		Service Corporation International* 7.500%, 04/01/27	1,005,000
825,000		Warner Music Group 7.375%, 04/15/14	796,125

			26,099,551

		Consumer Staples (2.5%)
1,500,000		Del Monte Foods Company<> 8.625%, 12/15/12	1,582,500
		Pilgrim’s Pride Corp.
1,500,000		8.375%, 05/01/17^	1,526,250
500,000		7.625%, 05/01/15	508,750

			3,617,500

		Energy (2.3%)
1,000,000		Giant Industries, Inc. 8.000%, 05/15/14	1,050,000
1,300,000		Hanover Compressor Company<> 9.000%, 06/01/14	1,410,500
750,000		Petróleo Brasileiro, SA 8.375%, 12/10/18	907,500

			3,368,000

		Financials (0.4%)
500,000		E*TRADE Financial Corp. 7.875%, 12/01/15	541,875

		Health Care (2.1%)
1,800,000		HCA, Inc.*<> 9.250%, 11/15/16	1,966,500
1,000,000		Tenet Healthcare Corp.<> 9.250%, 02/01/15	1,005,000

			2,971,500

		Industrials (1.7%)
1,800,000		H&E Equipment Service, Inc.<> 8.375%, 07/15/16	1,962,000
500,000		Sequa Corp. 8.875%, 04/01/08	516,250

			2,478,250

		Information Technology (4.9%)
900,000		Avago Technologies^ 11.875%, 12/01/15	1,032,750
2,000,000		Freescale Semiconductor, Inc.* 8.875%, 12/15/14	2,012,500
1,000,000		iPayment, Inc. 9.750%, 05/15/14	1,046,250
2,700,000		SunGard Data Systems, Inc.<> 9.125%, 08/15/13	2,909,250

			7,000,750

		Materials (3.0%)
900,000	EUR	Ineos Group Holdings, PLC* 7.875%, 02/15/16	1,163,705
2,000,000		Mosaic Company*^ 7.625%, 12/01/16	2,145,000
1,000,000		Polyone Corp.^ 8.875%, 05/01/12	1,020,000

			4,328,705

		Telecommunication Services (3.7%)
900,000		Citizens Communications Company<> 9.000%, 08/15/31	992,250
1,000,000		Leap Wireless International, Inc.*^ 9.375%, 11/01/14	1,072,500
2,250,000		Sprint Nextel Corp.<> 11.000%, 07/31/10	2,396,612
750,000		Windstream Corp. 8.625%, 08/01/16	826,875

			5,288,237

See accompanying Notes to Schedule of Investments.
Global Total Return Fund
Schedule of Investments       SEMIANNUAL REPORT       9

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Utilities (1.8%)
$750,000		Edison International 7.730%, 06/15/09	$791,250
1,600,000		PSEG Energy Holdings, Inc.<> 10.000%, 10/01/09	1,752,000

			2,543,250

		TOTAL CORPORATE BONDS (Cost $56,495,495)	58,237,618

CONVERTIBLE BONDS (14.1%)
		Consumer Discretionary (8.1%)
1,500,000		General Motors Corp.<> 6.250%, 07/15/33	1,379,400
1,100,000		Interpublic Group of Companies, Inc.*‡ 5.705%, 06/15/09	1,377,263
1,500,000	EUR	Intralot SA 2.250%, 12/20/13	2,215,849
1,700,000	GBP	Punch Taverns Redwood Jersey Company Ltd. 5.000%, 12/14/10	4,528,867
14,000,000	ZAR	Steinhoff International Holdings, Ltd. 5.700%, 07/31/13	2,161,715

			11,663,094

		Health Care (1.3%)
1,700,000		Wyeth‡<> 4.877%, 01/15/24	1,885,810

		Industrials (1.1%)
1,175,000		Quanta Services, Inc.*<> 3.750%, 04/30/26	1,633,250

		Information Technology (1.6%)
2,500,000		Intel Corp.^<> 2.950%, 12/15/35	2,287,500

		Utilities (2.0%)
1,550,000	EUR	International Power, PLC 3.250%, 07/20/13	2,848,521

		TOTAL CONVERTIBLE BONDS (Cost $18,867,589)	20,318,175

NUMBER OF
SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (10.0%)
		Consumer Discretionary (2.2%)
90,000		Ford Motor Company Capital Trust II<> 6.500%	3,222,000

		Financials (4.3%)
550		Fortis Insurance, N.V. (Assurant, Inc.)*¥ 7.750%	800,465
32,000		MetLife, Inc. 6.375%	1,052,480
4,700	CHF	Swiss Re 6.000%	4,352,953

			6,205,898

		Industrials (0.8%)
250,000	GBP	BAE Systems, PLC 7.750%	1,084,778

		Materials (2.7%)
450	CHF	Givaudan SA 5.375%	3,818,056

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $13,190,190)	14,330,732

COMMON STOCKS (77.0%)
		Consumer Discretionary (7.0%)
20,000		Carnival Corp.<>	977,800
135,000	HKD	Esprit Holdings, Ltd.	1,636,170
53,000	SEK	Hennes & Mauritz AB	3,503,696
50,000	JPY	Honda Motor Company, Ltd.	1,717,309
20,000	EUR	Industria de Diseno Textil, SA	1,230,380
20,000		Nike, Inc.^<>	1,077,200

			10,142,555

		Consumer Staples (13.7%)
100,000	GBP	British American Tobacco, PLC	3,095,084
40,000		Coca-Cola Company<>	2,087,600
600,000	MXN	Grupo Modelo, S.A. de C.V.	3,092,614
30,000	EUR	Heineken, NV	1,605,888
24,000	EUR	InBev, NV	1,870,857
7,000	CHF	Nestle Holdings, Inc.	2,771,079
40,000		Reynolds American, Inc.<>	2,570,400
375,000	MXN	Wal-Mart de Mexico, SA de CV	1,470,635
50,000	AUD	Woolworths, Ltd.	1,171,066

			19,735,223

See accompanying Notes to Schedule of Investments.
        Global Total Return Fund
10    SEMIANNUAL REPORT       Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

NUMBER OF
SHARES			VALUE
		Energy (5.7%)
30,000		Chevron Corp.<>	$2,333,700
30,000	EUR	ENI S.p.A.	994,913
50,000	EUR	Motor Oil (Hellas) Corinth Refineries, SA	1,426,487
31,000		PetroChina Company, Ltd.<>	3,476,340

			8,231,440

		Financials (18.8%)
105,000	AUD	Australian Stock Exchange, Ltd.	4,159,612
19,000	CHF	Credit Suisse Group	1,491,173
275,000	JPY	Daiwa Securities Group, Inc.	3,062,946
27,600	EUR	EFG Eurobank Ergasias	1,148,488
7,000		Goldman Sachs Group, Inc.<>	1,530,270
40,000		JPMorgan Chase & Company<>	2,084,000
43,000	AUD	Macquarie Bank, Ltd.	3,081,277
48,000	EUR	Piraeus Bank, SA	1,739,423
170,000	AUD	QBE Insurance Group, Ltd.	4,311,067
924,000	SGD	Singapore Exchange, Ltd.	4,429,207

			27,037,463

		Health Care (8.5%)
10,000		Alcon, Inc.^	1,349,300
43,000	JPY	Astellas Pharma, Inc.	1,881,018
21,000	AUD	CSL, Ltd.	1,512,668
21,000		Johnson & Johnson<>	1,348,620
60,000		Merck & Company, Inc.<>	3,086,400
72,000		Pfizer, Inc.<>	1,905,120
6,000	CHF	Roche Holding, AG	1,129,843

			12,212,969

		Industrials (1.8%)
90,000	AUD	Leighton Holdings, Ltd.	2,590,573

		Information Technology (17.5%)
37,000	JPY	Canon, Inc.	2,075,860
47,000	JPY	HOYA Corp.	1,444,268
90,000		Infosys Technologies, Ltd.<>	4,711,500
68,000		Microsoft Corp.<>	2,035,920
13,000	JPY	Nintendo Company, Ltd.	4,060,848
190,000	EUR	Nokia Corp.	4,792,945
175,000	ZAR	Reunert, Ltd.	1,985,695
20,000	EUR	SAP, AG	962,435
185,000	JPY	Toshiba Corp.	1,377,576
240,000	HKD	Vtech Holdings, Ltd.	1,807,195

			25,254,242

		Telecommunication Services (3.1%)
38,000		America Movil, S.A. de C.V.<>	1,996,140
400,000	GBP	BT Group, PLC	2,516,166

			4,512,306

		Utilities (0.9%)
45,000	GBP	Scottish & Southern Energy	1,345,258

		TOTAL COMMON STOCKS
		(Cost $88,064,724)	111,062,029

WARRANTS (0.3%)
		Consumer Discretionary (0.3%)
36,362		Expedia, Inc.#
		05/07/12, Strike $24.46	112,493
36,362		IAC/InterActiveCorp#
		05/07/12, Strike $30.54	269,304

		TOTAL WARRANTS
		(Cost $302,350)	381,797

NUMBER OF
CONTRACTS		VALUE
PUT OPTIONS (0.2%)
	Financials (0.2%)
	SPDR Trust Series 1#
1,000	Put, 12/22/07, Strike $137.00	237,500
700	Put, 06/16/07, Strike $131.00	15,750

	TOTAL PUT OPTIONS (Cost $485,100)	253,250

PRINCIPAL
AMOUNT		VALUE
SHORT-TERM INVESTMENT (0.4%)
	Commercial Paper (0.4%)
$635,000	Citigroup, Inc. 5.250%, 05/01/07 (Cost $635,000)	635,000

NUMBER OF
SHARES		VALUE
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (10.1%)
14,539,671	Bank of New York Institutional Cash Reserve Fund 5.384% (Cost $14,539,671)	14,539,671

TOTAL INVESTMENTS (152.6%)
(Cost $192,580,119)		219,758,272

See accompanying Notes to Schedule of Investments.

Global Total Return Fund
Schedule of Investments SEMIANNUAL REPORT	11

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-2.7%)
	Financials (-2.7%)
	iShares MSCI EAFE Index Fund#
3,275	Call, 09/22/07, Strike $76.00	$(2,030,500)
2,000	Call, 06/16/07, Strike $75.00	(1,040,000)
	SPDR Trust Series 1#
500	Call, 06/16/07, Strike $145.00	(275,000)
450	Call, 06/16/07, Strike $146.00	(211,500)
185	Call, 09/22/07, Strike $143.00	(181,300)
115	Call, 09/22/07, Strike $144.00	(103,500)

	TOTAL WRITTEN OPTIONS
	(Premium $1,811,244)	(3,841,800)

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-10.1%)		(14,539,671)

OTHER ASSETS, LESS LIABILITIES (1.2%)		1,653,036

PREFERRED SHARES AT LIQUIDATION VALUE INCLUDING DIVIDENDS PAYABLE (-41.0%)		(59,050,147)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$143,979,690

NOTES TO SCHEDULE OF INVESTMENTS

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars.
*	144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At April 30, 2007, the market value of 144A securities that were not subject to mandatory issuer registration obligations is $16,712,932 or 11.6% of net assets.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2007.

<>	Security position is held in a segregated account as collateral for written options aggregating a total market value of $61,423,825.

¥	Securities exchangeable or convertible into securities of an entity different than the issuer. Such entity is identified in the parenthetical.
FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand
See accompanying Notes to Schedule of Investments.

Global Total Return Fund
12	SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2007 (UNAUDITED)
COUNTRY ALLOCATION

Country	% of Portfolio
United States	42.1%
Australia	8.4
Japan	7.8
United Kingdom	7.7
Switzerland	7.4
Mexico	3.3
Greece	3.2
Bermuda	2.9
Finland	2.4
India	2.3
Singapore	2.2
South Africa	2.1
Sweden	1.7
China	1.7
Liberia	1.0
Belgium	0.9
Netherlands	0.8
Spain	0.6
Italy	0.5
Germany	0.5
Brazil	0.5
Totals:	100.0%
Country allocations are classified according to country of risk and are based on the percentage of portfolio and may vary over time.
See accompanying Notes to Financial Statements.

Global Total Return Fund
Schedule of Investments SEMIANNUAL REPORT	13

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

ASSETS
Investments, at value* (cost $192,580,119)	$219,758,272
Cash with custodian (interest bearing)	2,656
Foreign currency (cost $128,776)	128,487
Receivable for investments sold	98,897
Accrued interest and dividends receivable	1,963,303
Prepaid expenses	21,184
Other assets	12,721

Total assets	221,985,520

LIABILITIES
Payables:
Cash collateral for securities on loan	14,539,671
Options written, at value (premium $1,811,244)	3,841,800
Investments purchased	330,926
Affiliates:
Investment advisory fees	165,918
Deferred compensation to Trustees	12,721
Financial accounting fees	1,880
Trustee fees and officer compensation	276
Accounts payable and accrued liabilities	62,491

Total liabilities	18,955,683

PREFERRED SHARES
$25,000 liquidation value per share applicable to 2,360 shares, including dividends payable	59,050,147

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$143,979,690

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized, 8,006,981 shares issued and outstanding	$113,591,761
Undistributed net investment income (loss)	(1,579,714)
Accumulated net realized gain (loss) on investments, written options, and foreign currency transactions	6,813,258
Net unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	25,154,385

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$143,979,690

Net asset value per common share based on 8,006,981 shares issued and outstanding	$17.98

*Including securities on loan with a value of $13,950,870.
See accompanying Notes to Financial Statements.

Global Total Return Fund
14	SEMIANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Six Months Ended April 30, 2007 (unaudited)

INVESTMENT INCOME
Interest	$3,062,199
Dividends (net of foreign taxes withheld of $28,519)	1,829,684
Securities lending income	11,550

Total investment income	4,903,433

EXPENSES
Investment advisory fees	973,492
Financial accounting fees	11,015
Auction agent and rating agency fees	84,562
Custodian fees	25,273
Printing and mailing fees	19,392
Audit and legal fees	18,957
Transfer agent fees	15,666
Registration fees	12,365
Trustees’ fees and officer compensation	10,356
Accounting fees	5,136
Investor support services	3,085
Other	12,350

Total expenses	1,191,649
Less earnings credits	(5,832)

Net expenses	1,185,817

NET INVESTMENT INCOME (LOSS)	3,717,616

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	9,052,795
Written options	(2,132,833)
Foreign currency transactions	54,606
Change in net unrealized appreciation/depreciation on:
Investments	8,796,349
Written options	(228,986)
Foreign currency translations	1,756

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, AND FOREIGN CURRENCY	15,543,687

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,261,303

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(1,484,465)
Capital gains	(21,448)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$17,755,390

See accompanying Notes to Financial Statements.
Global Total Return Fund
Statement of Operations   SEMIANNUAL REPORT       15

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2007	October 31,
	(unaudited)	2006

OPERATIONS
Net investment income (loss)	$3,717,616	$6,878,195
Net realized gain (loss) from investments, written options, and foreign currency transactions	6,974,568	2,569,858
Change in net unrealized appreciation/depreciation on investments, written options, and foreign currency translations	8,569,119	16,585,266
Dividends to preferred shareholders from:
Net investment income	(1,484,465)	(2,331,114)
Capital gains	(21,448)	—

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	17,755,390	23,702,205

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(4,294,149)	(5,173,457)
Capital gains	(69,661)	(1,532,399)

Net decrease in net assets from distributions to common shareholders	(4,363,810)	(6,705,856)

CAPITAL STOCK TRANSACTIONS
Offering costs on preferred shares	—	(847,169)

Net increase (decrease) in net assets from capital stock transactions	—	(847,169)

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	13,391,580	16,149,180

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	130,588,110	114,438,930

End of period	$143,979,690	$130,588,110

Undistributed net investment income (loss)	$(1,579,714)	$481,284
See accompanying Notes to Financial Statements.
          Global Total Return Fund
16      SEMIANNUAL REPORT   Statements of Changes in Net Assets

Notes to Financial Statements (unaudited)
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Global Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which the Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), as determined by Nasdaq, or lacking a NOCP, at the last current reported sale price on Nasdaq at the time as of which the Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued by the counterparty to such option.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, junk bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, pursuant to Board of Trustees guidelines and under the ultimate supervision of the Board of Trustees if the value of a foreign security it holds is materially affected by events occurring before their valuation time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.
Investment Transactions and Investment Income. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Global Total Return Fund
Notes to Financial Statements   SEMIANNUAL REPORT      17

Notes to Financial Statements (unaudited)
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
          Global Total Return Fund
18      SEMIANNUAL REPORT   Notes to Financial Statements

Notes to Financial Statements (unaudited)
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISER AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.
Pursuant to a financial accounting services agreement, Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation “combined assets” means the total of the average daily managed net assets of Calamos Investment Trust, and Calamos Advisors Trust and the average weekly managed net assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets, and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on the Fund’s relative portion of combined assets.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Included in the statement of operations under the caption “Earnings Credits” is an expense offset of $5,832, arising from credits on cash balances maintained on deposit.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $12,721 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2007.
Global Total Return Fund
Notes to Financial Statements    SEMIANNUAL REPORT      19

Notes to Financial Statements (unaudited)
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments for the six months ended April 30, 2007 were as follows:

Purchases	$107,122,254
Proceeds from sales	108,622,459
The following information is presented on a Federal income tax basis as of April 30, 2007. Differences between the cost basis under U.S. generally accepted accounting principles and Federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal income tax purposes at April 30, 2007 was as follows:

Cost basis of investments	$192,859,496

Gross unrealized appreciation	24,751,293
Gross unrealized depreciation	2,147,483

Net unrealized appreciation (depreciation)	$26,898,776

NOTE 4 – INCOME TAXES
The tax character of distributions for the period ended April 30, 2007 will be determined at the end of the Fund’s current fiscal year.
Distributions during the fiscal year ended October 31, 2006 were characterized for Federal income tax purposes as follows:
Distributions paid from:

Ordinary income	$8,980,754
Long-term capital gains	—
As of October 31, 2006, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$666,274
Undistributed capital gains	90,955

Total undistributed earnings	757,229
Accumulated capital and other losses	—
Net unrealized gains/(losses)	16,302,718

Total accumulated earnings/(losses)	17,059,947
Other	(63,598)
Paid-in capital	113,591,761

Net assets applicable to common shareholders	$130,588,110

NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 8,006,981 shares outstanding at April 30, 2007. Calamos Advisors owned 7,629 of the outstanding shares April 30, 2007. Transactions in common shares were as follows:

	For the six months Ended	For the Year Ended
	April 30, 2007	October 31, 2006

Beginning shares	8,006,981	8,006,981
Shares issued through reinvestment of distributions	—	—

Ending shares	8,006,981	8,006,981

          Global Total Return Fund
20     SEMIANNUAL REPORT   Notes to Financial Statements

Notes to Financial Statements (unaudited)
NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2007.
NOTE 7 – SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks or money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 8 – WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in options transactions and in doing so achieve objectives similar to what it would achieve through the sale or purchase of individual securities. Transactions in options written during the six months ended April 30, 2007 were as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2006	7,550	$1,441,680
Options written	14,100	2,626,769
Options closed	(13,476)	(2,028,654)
Options expired	—	—
Options exercised	(1,649)	(228,551)

Options outstanding at April 30, 2007	6,525	$1,811,244
NOTE 9 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 2,360 Preferred Shares outstanding consist of one series, 2,360 shares of T. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 4.90% to 5.26% for the six months ended April 30, 2007. Under the 1940 Act, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

Global Total Return Fund Notes to Financial Statements SEMIANNUAL REPORT	21

Notes to Financial Statements (unaudited)
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class, except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote separately or alone.
NOTE 10 – SECURITIES LENDING
For the six months ended April 30, 2007, the Fund loaned certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the income earned on the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Fund’s securities lending agent monitors, and reports to Calamos Advisors on, the creditworthiness of the firms to which the Fund lends securities. At April 30, 2007, the Fund had securities valued at $13,950,870 that were on loan to broker-dealers and banks and $14,539,671 in cash or cash equivalent collateral.

22	Global Total Return Fund SEMIANNUAL REPORT Notes to Financial Statements

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:
The financial highlights table is intended to help you understand the Fund’s financial performance for the periods indicated below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended April 30, 2007 is unaudited. Deloitte & Touche LLP, an independent registered public accounting firm, has audited the information for the fiscal year ended October 31, 2006 and the period ended October 31, 2005.

			October 27,
	Six Months Ended	For the	2005*
	April 30,	Year Ended	through
	(unaudited)	October 31,	October 31,
	2007	2006	2005

Net asset value,beginning of period	$16.31	$14.29	$14.32 (a)

Income from investment operations:
Net investment income (loss)	0.46	0.86	— (b)

Net realized and unrealized gain (loss) from investments,written options and foreign currency	1.94	2.40	—

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.18)	(0.29)	—

Capital gains (common share equivalent basis)	— (b)	—	—

Total from investment operations	2.22	2.97	—

Less distributions to common shareholders from:
Net investment income	(0.54)	(0.65)	—

Capital gains	(0.01)	(0.19)	—

Capital charge resulting from issuance of common and preferred shares	—	(0.11)	(0.03)

Net asset value, end of period	$17.98	$16.31	$14.29

Market value, end of period	$17.60	$15.62	$15.00

Total investment return based on(c):
Net asset value	13.86%	20.77%	(0.24)%

Market value	16.38%	10.19%	0.00%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$143,980	$130,588	$114,439

Preferred shares,at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$59,000	$59,000	$—

Ratios to average net assets applicable to common shareholders:
Net expenses(d)(e)	1.74%	1.70%	1.33%

Gross expenses prior to waiver of expenses by the advisor and earnings credits(d)(e)	1.75%	1.70%	3.37%

Net investment income (loss)(d)(e)	5.46%	5.57%	(1.33)%

Preferred share distributions(d)	2.18%	1.89%	0.00%

Net investment income (loss),net of preferred share distributions(d)	3.28%	3.68%	0.00%

Portfolio turnover rate	55%	32%	0%

Average commission rate paid	$0.0335	$0.0258	$—

Asset coverage per preferred share,at end of period(f)	$86,030	$80,358	$—

*	Commencement of operations.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Annualized for periods less than one year.

(e)	Does not reflect the effect of dividend payments to Preferred Shareholders.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

Global Total Return Fund Financial Highlights SEMIANNUAL REPORT	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Global Total Return Fund
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2007, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.
We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2006 and the financial highlights for the year ended October 31, 2006 and for the period from October 27, 2005 (commencement of operations) through October 31, 2005; and in our report dated December 19, 2006, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Chicago, Illinois
June 21, 2007

24	Global Total Return Fund SEMIANNUAL REPORT Report of Independent Registered Public Accounting Firm

About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.
•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.
•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.
•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.
•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred stock or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred stock and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

Global Total Return Fund About Closed-End Funds SEMIANNUAL REPORT	25

Leverage
Using Leverage to Enhance Total Return
Closed-end funds can use leverage which utilizes borrowed money in an attempt to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.
Highlights on Leverage
•	Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.
•	In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.
•	This portfolio does not have notable sensitivity to rising interest rates. The portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.

Global Total Return Fund
26	SEMIANNUAL REPORT Leverage

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.
•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.
•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/cgo.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Global Total Return Fund
Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan SEMIANNUAL REPORT	27

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

Global Total Return Fund
28	SEMIANNUAL REPORT The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Four Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/07	Fund Profile
Calamos Convertible Opportunities and Income Fund (CHI)
Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)
Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Strategic Total Return Fund (CSQ)
Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)
Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.
Global Total Return Fund
Calamos Closed-End Funds      SEMIANNUAL REPORT     29

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2006 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563 or by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.823.7386

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, Il 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

© 2007 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments®, Investment strategies for your serious money℠ and the Calamos® logo are registered trademarks of Calamos Holdings LLC.

CGOSAN 2706 2007

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(c) Total
			Number of	(d) Maximum
	(a)		Shares (or	Number (or
	Total	(b)	Units)	Approximate
	Number	Average	Purchased as	Dollar Value) of
	of	Price	Part of	Shares (or Units)
	Shares	Paid per	Publicly	that May Yet Be
	(or	Share	Announced	Purchased Under
	Units)	(or	Plans or	the Plans or
Period	Purchased	Unit)	Programs	Programs
November 1 to November 30	N/A	N/A	N/A	N/A
December 1 to December 31	N/A	N/A	N/A	N/A
January 1 to January 31	N/A	N/A	N/A	N/A
February 1 to February 28	N/A	N/A	N/A	N/A
March 1 to March 31	N/A	N/A	N/A	N/A
April 1 to April 30	N/A	N/A	N/A	N/A
Total	N/A	N/A	N/A	N/A
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2007

By:	/s/ Patrick H. Dudasik
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: June 25, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2007

By:	/s/ Patrick H. Dudasik
Name: Patrick H. Dudasik
Title: Principal Financial Officer
Date: June 25, 2007